UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-03235

FMI Common Stock Fund, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2008

FMI
Common Stock
Fund, Inc.

A NO-LOAD
MUTUAL FUND

FMI
Common Stock
Fund, Inc.

April 1, 2008

Dear Fellow Shareholders:

The FMI Common Stock Fund declined 2.62%(1) in the March quarter.  The benchmark Russell 2000 Index(2) fell 9.90% in the period.  Stocks that aided the strong relative performance included Navigant Consulting, Inc., Watson Wyatt Worldwide Inc. and J.B. Hunt Transport Services, Inc.  On the flipside, recession worries and continued concerns about financials hurt Meredith Corp., Harte-Hanks, Inc., and Old Republic International Corp.  We sold Liz Claiborne, Inc. in the quarter due to two primary factors.  First, the fundamental thesis has changed over the years.  Liz used to be largely a wholesaler of women’s apparel across a broad spectrum of price points and channels.  Recently they have been downsizing this operation and aggressively expanding their high fashion retail business.  While this strategy may ultimately prove successful, it is a higher risk model that makes us uncomfortable.  Second, the fundamentals for apparel sales in general are very difficult and the company is in the midst of significant restructuring.  We thought it was better to redeploy these funds into three interesting new ideas, which we highlight below.

As you know, our custom is to discuss individual investments in the letters following the March and September quarters, with longer, macro comments at mid-year and year-end.  We will stick to that format, but given the very significant events in recent months, we want to make some general observations first.

One year ago we quoted a managing director of one of the largest private equity firms in the world, who said, “[Liquidity] has enabled us to do transactions that were previously unimaginable.  Frankly, there is so much liquidity in the world financial system that lenders (even our lenders) are making very risky credit decisions.” He continued, “…most investors in most asset classes are not being paid for the risk being taken.”  That firm was Carlyle Group, a primary sponsor of the Carlyle Capital Fund, which, in an irony that is all too common on Wall Street, was virtually wiped out in the first quarter of 2008.  This $22.7 billion fund stood on just $940 million of equity.  Like the Bear Stearns hedge funds last summer, this fund was built on credulity and optimism, rather than prudence and risk sensitivity.  The same can be said for many of the investments held by Wall Street brokers, banks and insurance companies.  The losses on mortgages and derivatives are now approaching $400 billion and some estimate the eventual total will exceed $600 billion.

The Bear Stearns problems from 2007 spiraled out of control in March and resulted in a highly unusual takeover of the firm by J.P. Morgan.  The Federal Reserve and the Treasury assisted the deal, providing $30 billion of guarantees on dicey Bear Stearns’ investments along with the opportunity for large brokers to borrow from the Fed, the first time since the Great Depression that the government lent money to securities firms.  At the same time, federal regulators loosened the capital requirements of Fannie Mae and Freddie Mac, allowing them to purchase an additional $200 billion of mortgage securities.  Although it is April 1 today, this is not an April Fool’s joke.  Wall Street brokerage firms made billions of dollars of profit speculating on mortgages and mortgage derivatives, while their executives took home hundreds of millions of dollars in compensation, yet the government is there to bail them out when the going gets rough?  Fannie and Freddie are in trouble precisely because their capital was weak and they encouraged profligate and undisciplined lending.  Now the government wants to solve that problem by allowing them to buy even more mortgages?  This will likely result in yet another taxpayer bailout.

The Fed’s complicity in this heist is shocking.  On March 18, they lowered the Fed Funds rate 75 basis points to 2.25%, following an unscheduled cut of 50 basis points earlier in the quarter.  It is no surprise the dollar continues to reach new lows, while commodities and inflation reach new highs.  It will be difficult for the Fed to restore trust in the financial system

(1)	The Fund’s one year and annualized five and ten year returns through March 31, 2008 were –9.56%, 13.79% and 8.60%, respectively.
(2)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

while turning a blind eye to the dollar.  As Reuven Brenner, a professor at McGill University, stated recently in a Wall Street Journal editorial, “The liquidity crisis and the stable dollar are related.  The vast extension of credit since 2002 could have never happened if the Fed had sustained a stable value for the dollar.”

The coup de grace is the Paulson Plan, the Bush administration’s blueprint to remodel the U.S. financial system.  While there are a few laudable aspects to the plan, namely the consolidation of some government agencies and increased disclosure, it dramatically increases the Fed’s charter and the role of the Federal government.  Five new federal agencies would be created, with comforting names like The Prudential Financial Regulatory Agency and the Conduct of Business Regulatory Agency.  This plan, along with the bailouts articulated above, is just another slap to the free market system.  Capitalism works precisely because it sometimes delivers fatal blows to participants.  These blows force capitalists to pay attention to risk and adjust their behavior.

As much as we despise what the Fed has done over the past many years, and particularly the response to the financial turmoil in 2008, our job as investors is to survey the landscape and deal with the world as it is, not as we would want it to be.  The Paulson Plan faces an uphill battle in Congress over the next several years.  More worrisome are the actions the Fed and Treasury can take without any congressional oversight.  It is particularly ironic, given all the political rhetoric in favor of the little guy, that Congress cheers the Fed’s moves.  Any student of economics knows that inflation is one of the most regressive “taxes” there is.  We will have to weigh the macro more carefully over the next few years than we ever have in the past.

Perhaps not so surprising, the tumultuous environment is providing interesting valuations on a number of companies.  Below we have highlighted three new ideas.

GROUP 1 AUTOMOTIVE, INC.  (GPI)
Description

Group 1 Auto is the fifth largest auto dealer in the United States.  The company owns and operates 96 auto dealerships and 24 collision service centers in the U.S., and three auto dealerships and two collision service centers in the U.K.  New Vehicles account for 63% of sales and 27% of gross profit, Used Vehicles account for 23% of sales and 13% of gross profit, Parts & Service accounts for 11% of sales and 39% of gross profit (and a far greater amount of net profit), and Finance & Insurance accounts for 3% of sales and 21% of gross profit.  Import and Luxury Vehicles account for 75% of New Vehicle unit sales.

Good Business

•
Many private dealers are struggling with their profitability, which should discourage potential entrants and encourage continued contraction in capacity.  Public dealers have a capital advantage over private dealers, which should enable Group 1 to make the necessary investments to distance itself from the competition.

•
The Parts & Service business contributes the lion’s share of the profits.  This business is more dependent upon the number of vehicles in operation rather than unit sales.  The revenue from Parts & Service is recurring in nature.

•
The outlook for return on invested capital (ROIC) over the next three to four years is attractive given the prospects for improved and more consistent same-store sales performance, improved margins, stable capital expenditure (CAPEX) in absolute dollars, a slight reduction in working capital intensity, and a focus on acquiring dealerships that sell import and luxury brands.

•	This is an easy business to understand.

•
The debt-to-capital ratio is 43.1%, or 37.5% excluding the mortgage facility.  There are no significant debt maturities over the near to intermediate term.  Coverage of interest and fixed charges appears adequate.  According to Standard & Poor’s (S&P), the earnings quality is high at Group 1.

Valuation

•
The stock trades at the low-end of its 52-week range, having declined over 60% from its 52-week high, and has underperformed the S&P 500 by 55% over the last twelve months, 35% over the last two years, and 44% over the last five years.

•
The trailing price-to-earnings (P/E) multiple has declined to 6.5, which places the stock below the low-end of its five-year (19.1-8.5) and ten-year (27.6-10.4) average valuation ranges.  Group 1 trades for only 7.7x the 2008 estimate.  Clearly, the market is expecting a very difficult environment.

•
The Parts & Service business alone contributes approximately $3.00 to earnings per share.  This implies that investors are paying 7x Parts & Service profits and receiving the rest of the business, which accounts for about 90% of revenue, for free.

•
Group 1 earned $3.69 per share in 2006.  If it were to take the company another five years to return to this level, and the stock was accorded a forward P/E multiple of 12, Group 1 would trade for $44 per share in four years’ time.  This would represent a compound annual capital return of close to 20%.

Management

•
There is a new team at the helm that is focused on transforming Group 1 from a holding company to an operating company.  Earl Hesterberg, 53, has served as President and CEO since April 2005.  He came to Group 1 with more than thirty years of auto industry experience, which includes stints as an executive at various dealerships and in dealer relations at several auto manufacturers, including Ford, Toyota, and Nissan.

•	John Rickel, 45, has served as CFO since December 2005. From 1984 until joining Group 1, he held a number of executive and managerial positions of increasing responsibility with Ford Motor Company.

•
The company repurchased $60 million worth of stock in 2007, which represents approximately 7% of the shares.  Insiders have been buying stock on the open market as well.  Group 1 also initiated a dividend in 2006 that currently amounts to $0.56 per share on an annual basis, or a 2.6% yield at the current stock price.

Investment Thesis

The stock appears to be discounting much of the bad news associated with the expected decline in auto sales over the near to intermediate term.  However, the company makes most of its money on recurring parts and service revenue.  Group 1 should benefit from its transformation into an operating company, which, when combined with an eventual upturn in its end market, should result in a powerful earning recovery.

DST SYSTEMS, INC.  (DST)
Description

DST is a leading provider of information processing software and services.  The Financial Services segment (68% of revenues, 91% of earnings before interest and tax [EBIT], 26% margins) provides mutual fund processing, healthcare claims processing software and investment management products and services.  Output Solutions (32% of revenues, 9% of EBIT, 5% margins), manages statement production, mailing, processing and electronic payment and bill presentment.  Joint venture affiliates complement DST’s core processing businesses and contribute approximately $60 million of minority interest income annually.  In addition, the company has financial and real estate holdings with a market value of approximately $2.2 billion.

Good Business

•
DST is the number one provider of mutual fund transfer agency services and one of the largest providers of output solutions.  Operating with a single core platform, DST’s business model is durable, generating a 25% plus margin in its core Financial Services processing business.  Significant capital investment, modest top line growth and large established players limit competitive entry.

•
DST’s client relationships are extremely sticky given the embedded nature of DST’s software and services.  Importantly, revenues in the Financial Services segment is primarily account based and not asset (market value) based.

•	Excluding excess capital held in the company’s various investments, DST’s ROIC has averaged 10.6% over the past seven years.

•	DST’s business is reasonably easy to understand.

•	DST’s net leverage ratio is approximately 1.7x. Interest coverage is 9.2x.

Valuation

•	DST’s valuation is compelling, trading at the lower end of its historical valuation range.

•	Excluding the $2.2 billion ($35.40 per share) of investments, the adjusted earnings multiple is 11x.

•	On a sum-of-the-parts basis, DST’s fair value is 30-40% higher than the stock.

Management

•	DST’s management team carries a long established tenure. Insider ownership of 16.4% reflects the long-term strategic manner in which the company is run.

•	Thomas A. McDonnell, age 61, has been a director of DST since 1971. McDonnell has served as CEO since 1984 and as President since 1973.

•	Thomas A. McCullough, age 64, has been a director since 1990 and an Executive Vice President since 1987. He was named COO in May 2001.

Investment Thesis

DST is a unique special situations investment idea.  Recognized as a stalwart processor within its industry, the company receives little attention from Wall Street, given that the company is managed for long-term profitability, with little regard to meeting quarterly expectations.  Management has a long established track record of creating shareholder value through joint venture partnerships, business combinations and $1.8 billion of buybacks over the past three years.  Since 2001, DST has reduced the float from 120.4 million shares to 62.3 million.

AFFILIATED MANAGERS GROUP, INC.  (AMG)
Description

Affiliated Managers Group is the holding company for a diverse set of high quality boutique affiliate investment management firms cumulatively managing approximately $270 billion.  AMG’s business model relies upon acquiring majority interests in mid-sized ($1 billion to $15 billion assets under management [AUM]) investment managers, leaving 30-40% equity ownership in the hands of managers to encourage growth.  Over 150 investment products are offered across 35 investment styles through the Institutional (50% of earnings), Mutual Fund (40%) and High Net Worth (10%) distribution channels.  In terms of mix, International equity contributes 35% of earnings before interest, taxes, depreciation and amortization (EBITDA); U.S. Growth equity, 30%; U.S. Value equity, 15%; Alternative, 15%; and Balanced, Fixed and Other, the remaining 5%.  A total of six affiliates (Tweedy Browne, Friess Associates, Third Avenue, First Quadrant, AQR and Genesis) generate approximately 75% of AMG’s EBITDA.

Good Business

•	AMG has a proven business model aligning the interests of partner affiliate managers while preserving each firm’s culture and investment process.

•	Over the long-term, AMG’s revenues are fairly predictable, based directly on a diversified pool of assets.

•
The holding company requires little operating capital investment.  Acquisitions are the only significant use of funds.  The combination of low capital requirements and high margins translates into high free cash flow.

•	Over the past nine years AMG’s ROIC has averaged approximately 15%.

•	AMG’s balance sheet is appropriately levered.

Valuation

•
If we assume the acquired affiliates’ value does not decline over time, “Cash earnings per share (cash EPS),” which adds back amortization, is the preferred valuation metric.  On this basis the company currently trades below the mid-point of its historical range.  On average over the past ten years, AMG has traded for a cash EPS multiple of 14-15x.

•	AMG trades for less than 7x EBITDA, nearly one standard deviation below its ten-year mean.

Management

•
Sean Healey has been AMG’s CEO since 2005, having joined the company in 1995.  Prior to AMG, Healey was a Vice President in the Mergers and Acquisitions (M&A) department at Goldman Sachs, focusing on financial institutions.  Healey received an A.B. from Harvard College, an M.A. from University College, Dublin, and a J.D. from Harvard Law School.

•	William J. Nutt founded AMG in 1993 and currently serves as the company’s Chairman. Prior to founding AMG, Nutt was President and Chief Operating Officer of The Boston Company.

Investment Thesis

AMG provides liquidity for senior partners of investment firms who also have a strong second-generation management team willing to grow the business.  The business model is unique in that it carves out compensation and growth capital and only acquires the remaining cash flows of the target affiliate.  An AMG investment provides much more stability than a direct investment in a pure-play (growth, value, international, alternative, etc.) investment advisor.  The company’s management team has a solid track record of identifying high quality managers and creating shareholder value.  AMG has approximately $1 billion in available capital.

Thank you for your confidence in FMI Common Stock Fund, Inc.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund, Inc.
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Industry Sectors as of March 31, 2008

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/07	Value 3/31/08	10/01/07-3/31/08
FMI Common Stock Fund Actual	$1,000.00	$ 911.50	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.21

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2007 and March 31, 2008).

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2008 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 97.2% (a)
COMMERCIAL SERVICES SECTOR — 18.7%
	Advertising/Marketing Services — 3.0%
856,500	Harte-Hanks, Inc.	$19,894,680	$11,708,355
	Miscellaneous Commercial
	Services — 3.8%
229,300	G & K Services, Inc.	6,790,876	8,165,373
331,100	Navigant
	Consulting, Inc.*	5,890,640	6,284,278
		12,681,516	14,449,651
	Personnel Services — 11.9%
617,700	AMN Healthcare
	Services, Inc.*	12,788,105	9,524,934
645,800	Korn/Ferry
	International*	10,946,891	10,914,020
1,346,100	MPS Group, Inc.*	14,109,861	15,910,902
160,100	Watson Wyatt
	Worldwide Inc.	3,500,125	9,085,675
		41,344,982	45,435,531
CONSUMER DURABLES SECTOR — 2.5%
	Home Furnishings — 2.5%
330,900	Ethan Allen
	Interiors Inc.	12,353,118	9,407,487
CONSUMER SERVICES SECTOR — 0.9%
	Publishing: Books/Magazines — 0.9%
86,300	Meredith Corp.	4,654,081	3,300,975
DISTRIBUTION SERVICES SECTOR — 9.3%
	Electronics Distributors — 5.4%
377,000	Arrow Electronics, Inc.*	7,789,423	12,686,050
222,600	ScanSource, Inc.*	5,526,694	8,055,894
		13,316,117	20,741,944
	Wholesale Distributors — 3.9%
832,700	Beacon Roofing
	Supply, Inc.*	10,622,155	8,327,000
133,300	United Stationers Inc.*	5,486,613	6,358,410
		16,108,768	14,685,410
ENERGY MINERALS SECTOR — 2.7%
	Oil & Gas Production — 2.7%
269,600	St. Mary Land &
	Exploration Co.	6,853,857	10,379,600
FINANCE SECTOR — 13.3%
	Insurance Brokers/Services — 3.9%
636,900	Arthur J.
	Gallagher & Co.	18,249,676	15,043,578
	Investment Managers — 1.6%
68,300	Affiliated Managers
	Group, Inc.*	6,219,237	6,197,542
	Life/Health Insurance — 4.6%
428,200	Protective Life Corp.	14,956,192	17,367,792
	Property/Casualty Insurance — 3.2%
959,350	Old Republic
	International Corp.	15,475,437	12,385,208
HEALTH TECHNOLOGY SECTOR — 2.6%
	Medical Specialties — 2.6%
68,100	Beckman Coulter, Inc.	3,698,417	4,395,855
122,000	West Pharmaceutical
	Services, Inc.	4,704,247	5,396,060
		8,402,664	9,791,915
INDUSTRIAL SERVICES SECTOR — 7.2%
	Environmental Services — 2.7%
331,450	Waste
	Connections, Inc.*	8,492,617	10,188,773
	Oilfield Services/Equipment — 4.5%
151,100	Bristow Group, Inc.*	5,502,167	8,109,537
301,000	Dresser-Rand
	Group, Inc.*	6,664,392	9,255,750
		12,166,559	17,365,287
PROCESS INDUSTRIES SECTOR — 9.6%
	Containers/Packaging — 4.9%
176,300	AptarGroup, Inc.	2,315,582	6,863,359
459,700	Bemis Company, Inc.	12,209,805	11,690,171
		14,525,387	18,553,530
	Industrial Specialties — 4.7%
213,600	Cabot Microelectronics
	Corp.*	6,958,340	6,867,240
568,700	Valspar Corp.	14,473,835	11,283,008
		21,432,175	18,150,248
PRODUCER MANUFACTURING SECTOR — 12.9%
	Building Products — 4.4%
402,800	Watsco, Inc.	18,774,980	16,683,976

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS (Continued)
March 31, 2008 (Unaudited)

Shares/Principal Amount		Cost	Value
COMMON STOCKS — 97.2% (a) (Continued)
PRODUCER MANUFACTURING SECTOR — 12.9% (Continued)
	Electrical Products — 5.7%
192,600	Acuity Brands, Inc.	$5,073,456	$8,272,170
84,700	Littelfuse, Inc.*	2,792,184	2,961,959
489,200	Molex Inc. Cl A	12,801,908	10,693,912
		20,667,548	21,928,041
	Industrial Machinery — 1.1%
137,350	IDEX Corp.	1,701,776	4,215,272
	Office Equipment/Supplies — 1.7%
249,100	HNI Corp.	10,625,168	6,698,299
RETAIL TRADE SECTOR — 8.2%
	Discount Stores — 4.2%
812,300	Family Dollar
	Stores, Inc.	17,896,481	15,839,850
	Food Retail — 0.8%
87,400	Ruddick Corp.	1,638,975	3,221,564
	Specialty Stores — 3.2%
169,300	Group 1
	Automotive, Inc.	4,028,784	3,975,164
400,900	PetSmart, Inc.	11,931,134	8,194,396
		15,959,918	12,169,560
TECHNOLOGY SERVICES SECTOR — 5.0%
	Data Processing Services — 1.9%
111,200	DST Systems, Inc.*	8,023,270	7,310,288
	Information Technology Services — 3.1%
774,700	Perot Systems Corp.*	12,357,349	11,651,488
TRANSPORTATION SECTOR — 4.3%
	Trucking — 4.3%
371,200	Hunt (J.B.) Transport
	Services, Inc.	7,869,811	11,666,816
261,400	Werner
	Enterprises, Inc.	4,888,575	4,851,584
		12,758,386	16,518,400
	Total common stocks	367,530,914	371,389,564
SHORT-TERM INVESTMENTS — 3.3% (a)
	Variable Rate Demand Note — 3.3%
$12,615,558	U.S. Bank, N.A., 2.40%	12,615,558	12,615,558
	Total short-term
	investments	12,615,558	12,615,558
	Total investments	$380,146,472	384,005,122
	Liabilities, less cash and
	receivables — (0.5%) (a)		(1,725,920)
	Net Assets		$382,279,202
	Net Asset Value Per Share
	($0.01 par value, indefinite
	shares authorized), offering
	and redemption price
	($382,279,202 ÷ 18,399,149
	shares outstanding)		$20.78

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2008 (Unaudited)

INCOME:
Dividends	$2,874,683
Interest	231,173
Total income	3,105,856
EXPENSES:
Management fees	2,099,800
Transfer agent fees	196,347
Administrative and accounting services	112,490
Custodian fees	44,911
Printing and postage expense	30,008
Professional fees	25,760
Registration fees	23,348
Board of Directors fees	16,300
Insurance expense	15,600
Other expenses	13,726
Total expenses	2,578,290
NET INVESTMENT INCOME	527,566
NET REALIZED GAIN ON INVESTMENTS	16,112,334
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(58,511,141)
NET LOSS ON INVESTMENTS	(42,398,807)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,871,241)

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2008 (Unaudited) and For the Year Ended September 30, 2007

	2008	2007
OPERATIONS:
Net investment income	$527,566	$1,505,343
Net realized gain on investments	16,112,334	66,293,913
Net decrease in unrealized appreciation on investments	(58,511,141)	(8,888,380)
Net (decrease) increase in net assets from operations	(41,871,241)	58,910,876

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0838 and $0.0741 per share, respectively)	(1,505,374)	(1,293,547)
Distributions from net realized gains ($3.6644 and $2.9665 per share, respectively)	(66,149,992)	(52,093,185)
Total distributions	(67,655,366)	(53,386,732)*

FUND SHARE ACTIVITIES:
Proceeds from shares issued (925,785 and 1,876,289 shares, respectively)	19,800,699	50,284,805
Net asset value of shares issued in distributions reinvested
(2,878,822 and 2,070,712 shares, respectively)	64,977,258	51,540,070
Cost of shares redeemed (3,893,762 and 2,938,288 shares, respectively)	(84,987,362)	(78,311,570)
Net (decrease) increase in net assets derived from Fund share activities	(209,405)	23,513,305
TOTAL (DECREASE) INCREASE	(109,736,012)	29,037,449
NET ASSETS AT THE BEGINNING OF THE PERIOD	492,015,214	462,977,765
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $527,529 and $1,505,337, respectively)	$382,279,202	$492,015,214

*	See Note 7.

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited) For the Six Month Period Ending March 31,		Years Ended September 30,
	2008		2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.61		$26.49	$26.58	$24.08	$20.47	$17.38
Income from investment operations:
Net investment income (loss)	0.03		0.08	0.09	(0.02)	(0.08)	(0.09)
Net realized and unrealized
(losses) gains on investments	(2.11)		3.08	2.79	3.73	4.17	3.18
Total from investment operations	(2.08)		3.16	2.88	3.71	4.09	3.09
Less distributions:
Distributions from net investment income	(0.08)		(0.07)	(0.02)	—	—	—
Distributions from net realized gains	(3.67)		(2.97)	(2.95)	(1.21)	(0.48)	—
Total from distributions	(3.75)		(3.04)	(2.97)	(1.21)	(0.48)	—
Net asset value, end of period	$20.78		$26.61	$26.49	$26.58	$24.08	$20.47
TOTAL RETURN	(8.85	%)(1)	12.81%	12.62%	16.11%	20.33%	17.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	382,279		492,015	462,978	440,669	400,864	221,919
Ratio of expenses to average net assets	1.23	%(2)	1.20%	1.21%	1.21%	1.23%	1.25%
Ratio of net investment income (loss)
to average net assets	0.25	%(2)	0.30%	0.35%	(0.06%)	(0.33%)	(0.46%)
Portfolio turnover rate	15.0%		49.6%	38.4%	34.2%	39.4%	34.0%

(1)	Not Annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Fund was incorporated under the laws of Wisconsin on July 29, 1981.  Effective January 31, 2008, after being closed for nearly four years, the Fund reopened to new investors.  Attractive valuations and fewer liquidity constraints were the key factors in this decision.  The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Accounting Pronouncements – Effective March 31, 2008, the Fund became subject to FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48").  FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns.  Each tax position must meet a recognition threshold that is "more-likely-than-not" (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority.  In evaluating whether a tax position has met the threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  A tax position not deemed to meet the "more-likely-than-not" threshold is recorded as a tax expense in the current year.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of the major taxing jurisdictions, including the Internal Revenue Service.  As of March 31, 2008, open taxable years consisted of the taxable years ended September 30, 2004 through 2007.  No examination of the Fund is currently in progress.

The Fund has reviewed all its open taxable years for the major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the Fund’s tax return for the taxable year ended September 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets of the Fund.  The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement.  Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund.  No such reimbursements were required for the six month period ending March 31, 2008.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) were $62,116,166 and $117,471,104, respectively.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2008, liabilities of the Fund included the following:

Due to custodian	$1,815,705
Payable to FMI for management and administrative fees	308,479
Other liabilities	119,348

(6)	Sources of Net Assets —

As of March 31, 2008, the sources of net assets were as follows:

Fund shares issued and outstanding	$365,163,223
Net unrealized appreciation on investments	3,858,650
Undistributed net realized gains on investments	12,729,800
Undistributed net investment income	527,529
$382,279,202

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2008:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$380,161,573	$51,313,570	$47,470,021	$3,843,549

The following information for the Fund is presented on an income tax basis as of September 30, 2007:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$436,303,489	$84,058,069	$21,703,379	$62,354,690	$16,524,109	$47,763,787

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2007 and 2006, capital loss carryovers,  which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2007				September 30, 2006
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$11,262,611	$42,124,121	$—	$—	$9,612,105	$40,063,656

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2007 which is designated as qualifying for the dividends received deduction is 51% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2007 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 51% (unaudited).

FMI Common Stock Fund, Inc.
ADVISORY AGREEMENT

On December 21, 2007, the Board of Directors of FMI Common Stock Fund, Inc. ("Directors") approved the continuation of the Fund’s investment advisory agreement with Fiduciary Management, Inc.  Prior to approving the continuation of the investment advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Fiduciary Management, Inc.

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund.  The Directors concluded that Fiduciary Management, Inc. was providing essential services to the Fund.  In particular, the Directors concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services investment advisers typically provided its non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that the profits Fiduciary Management, Inc. realized from its relationship with the Fund, expressed as a percentage of pre-tax revenues, were generally less than that of publicly traded investment advisers.  The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and that the Fund for some period of time had been closed to new investors.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated.  As of March 31, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated.  There were no changes to FMI Common Stock  Fund’s internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Common Stock Fund, Inc.
Registrant

By   /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date April 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Common Stock Fund, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner,  Principal Financial Officer

Date  April 22, 2008